UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 12, 2015

Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Suite 106

Purchase, New York 10577

(Address of principal executive offices) (Zip Code)

(914) 468-4009

Registrant's telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 12, 2015, Bovie Medical Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC (the “Underwriter”) relating to the public offering of 4,800,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”). The Shares will be sold to the public at a per Share price of $2.50, for gross proceeds of $12,000,000. The Company also granted the Underwriter a 30-day option to purchase up to 720,000 additional shares of common stock to cover over-allotments, if any.

The net proceeds to the Company from the sale of the Shares, after deducting the Underwriter’s discounts and commissions and other estimated offering expenses payable by the Company, are expected to be approximately $10,600,000. The offering is expected to close on or about March 17, 2015, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The legal opinion of Ruskin Moscou Faltischek, P.C. relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Shares are being offered and sold pursuant to a prospectus dated December 16, 2014 and a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2015, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-200986) declared effective by the SEC on December 30, 2014.

Item 8.01 Other Items

On March 12, 2015, the Company issued a press release announcing the pricing of the offering of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is furnishing the information in this Item 8.01 and in Exhibit 99.1. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 8.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 12, 2015, by and between Bovie Medical Corporation and Craig-Hallum Capital Group LLC
5.1	Opinion of Ruskin Moscou Faltischek, P.C., acting as counsel to Bovie Medical Corporation, with respect to the legality of the common stock being registered
23.1	Consent of Ruskin Moscou Faltischek, P.C., acting as counsel to Bovie Medical Corporation. (included in Exhibit 5.1 hereto)
99.1	Press Release dated March 12, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOVIE MEDICAL CORPORATION

Date: March 12, 2015	By:	/s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer